August 25, 2014

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	BATS: Series E Portfolio, a series of BlackRock Allocation Target Shares
(File No. 333-109980 and File No. 811-21457)

Ladies and Gentlemen:

On behalf of BlackRock Allocation Target Shares (the “Registrant”) and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the Prospectus, dated August 4, 2014, for BATS: Series E Portfolio (the “Fund”). The purpose of the filing is to submit the 497(c) filing dated August 8, 2014 in XBRL for the Fund.

Sincerely,

/s/ Benjamin Archibald
Benjamin Archibald
Secretary of the Registrant